MORTGAGE, ASSIGNMENT OF LEASES AND RENTS

                             AND SECURITY AGREEMENT

                                     between

                            UNIDIGITAL INC., Borrower

                                       AND

                   CANADIAN IMPERIAL BANK OF COMMERCE, Lender





Property Address:

Unison (NY), Inc.
545 West 45th Street
New York, New York  10036




THIS DOCUMENT WAS PREPARED BY AND
AFTER RECORDING SHOULD BE MAILED TO:

Steven N. Cohen, Esq.
Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York 10038

                                Table of Contents
                                -----------------


PRELIMINARY STATEMENT..........................................................1
 1. Payment of Indebtedness; Performance of Obligations........................3
 2. Taxes and Other Obligations................................................4
 3. Reserves for Taxes.........................................................4
 4. Use of Property............................................................4
 5. Insurance and Condemnation.................................................4
 6. Preservation and Maintenance of Property...................................6
 7. Protection of Lender's Security............................................6
 8. Inspection.................................................................7
 9. Books and Records..........................................................7
 10. Financial Statements......................................................7
 11. Environmental Matters.....................................................7
 12. Covenants.................................................................9
 13. Lease....................................................................10
 14. Estoppel Certificate.....................................................10
 15. Transfers of the Property or Beneficial Interest in Borrower; Assumption.10
 16.  No Additional Liens, Encumbrances or Indebtedness.......................11
 17. Borrower and Lien Not Released...........................................11
 18. Uniform Commercial Code Security Agreement...............................11
 19. Events of Default; Acceleration of Indebtedness..........................12
 20. Entry; Foreclosure.......................................................13
 21. Expenditures and Expenses................................................13
 22. Application of Proceeds of Foreclosure Sale..............................14
 23. Appointment of Receiver or Mortgagee in Possession.......................14
 24. After-Acquired Property..................................................14
 25. Future Advances..........................................................14
 26. Forbearance by Lender Not a Waiver.......................................14
 27. Waiver of Statute of Limitations.........................................15
 28. Waiver of Homestead, Redemption an Prejudgment Remedy....................15
 29. Jury Trial Waiver........................................................15
 30. Venue....................................................................15
 31. Governing Law; Severability..............................................16
 32. Notice...................................................................16
 33. Successors and Assigns Bound; Joint and Several Liability; Agents;
     Captions.................................................................17
 34. Release..................................................................17
 35. Terms....................................................................18
 36. Exculpation..............................................................18
 37. State Specific Provisions................................................18

         THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Mortgage") is made as of this 24th day of March, 1998, between UNIDIGITAL INC., a Delaware corporation ("Borrower"), whose address is 545 West 45th Street, New York, New York 10036, and CANADIAN IMPERIAL BANK OF COMMERCE ("Lender") whose address is 425 Lexington Avenue, 3rd Floor, New York, New York 10017

                              PRELIMINARY STATEMENT

         WHEREAS, Lender has agreed, subject to the terms and conditions of that certain Credit Agreement, dated as of the date hereof, executed by and among Borrower, Lender and various other lenders from time to time (the "Credit Agreement"), to make loans (the "Loan") to Borrower. The Loan is evidenced by three notes of even date herewith and the sum of the original principal amounts of the three notes is Forty Million and no/100 Dollars ($40,000,000.00) (which notes, together with all notes issued in substitution or exchange therefor and all amendments thereto, is hereinafter collectively referred to as the "Note"), providing for monthly payments as set forth in the Note, with the balance thereof, due and payable as set forth therein or such later date to which maturity may be extended in accordance with the terms and conditions of the Note (said date, or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise, is hereinafter called the "Maturity Date"). The terms and provisions of the Credit Agreement and Note are hereby incorporated by reference in this Mortgage. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the "Loan Documents" (as hereinafter defined).

         WHEREAS, Lender wishes to secure (i) the prompt payment of the Note, together with all interest, premiums and other amounts, if any, due in accordance with the terms of the Note, as well as the prompt payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note, the Credit Agreement, this Mortgage, any of the other Mortgages, Assignments of Leases and Rents and Security Agreements now or hereafter made by Borrower or any affiliate of Borrower in favor of Lender and encumbering the Property (hereinafter defined) and other properties similar to the Property owned by Borrower or any affiliate of Borrower (collectively, the "Other Mortgages") or any other agreement, document, or instrument securing the payment of the indebtedness evidenced by the Note (such documents together with any modifications, renewals, extensions or replacements thereof are hereinafter collectively referred to as the "Loan Documents") and (ii) the prompt performance of each and every covenant, condition, and agreement contained in the Loan Documents of Lender and Borrower. All payment obligations of Lender and Borrower to Lender are hereinafter sometimes collectively referred to as the "Indebtedness," and all other obligations of Lender and Borrower to Lender are hereinafter sometimes collectively referred to as the "Obligations".

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure so much of the Indebtedness as may be outstanding at any time (subject to the limitations set forth in Section 37(f) hereof) and the performance of the Obligations, Borrower has executed this Mortgage and does hereby mortgage, convey, assign, warrant, transfer, pledge and grant to Lender a security interest in the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "Property"):

         A.  The real estate described on Exhibit A hereto (the "Land") ;

         B. All of the following (collectively, the "Improvements"): all buildings, improvements and fixtures of every kind or nature situated on the Land; to the extent not owned by tenants of the Property, all machinery, appliances, equipment, furniture and all other personal property of every kind or nature located in or on, or attached to, or used or to be used in connection with the Land, buildings, structures, improvements or fixtures; all building materials and goods procured for use or in connection with the foregoing; and all additions, substitutions and replacements to any of the foregoing;

         C. To the extent assignable, all plans, specifications, architectural renderings, drawings, soil test reports, other reports of examination or analysis of the Land or the Improvements;

         D. All easements, rights-of-way, water courses, water rights and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto ("Appurtenances");

         E. All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "Leases") and all rents, royalties, profits, issues and revenues from the Land and/or Improvements from time to time accruing under the Leases (the "Rents"), reserving to Borrower, however, so long as no "Event of Default" (hereinafter defined) has occurred hereunder and is continuing, a revocable license to receive and apply the Rents in accordance with the terms and conditions of Section 13 of this Mortgage;

         F. All claims, demands, judgments, insurance proceeds, rights of action, awards of damages, compensation, and settlements hereafter made resulting from the taking of the Land and/or the Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Land, Improvements or Appurtenances or any part thereof;

         G. To the extent assignable, all management contracts, permits, certificates, licenses, approvals, contracts, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, development, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

         H. All accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment and all books and records relating to the foregoing;

         I. Any monies on deposit with or for the benefit of Lender, including deposits for the payment of real estate taxes;

         J. All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances; and

         K. Any and all after-acquired right, title or interest of Borrower in and to any property of the types described in the preceding granting clauses.

         TO HAVE AND TO HOLD the Property and all parts thereof unto Lender to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions herein.

         The Note is secured by, inter alia, this Mortgage and the Other Mortgages. It is understood and agreed that all of the properties of all kinds conveyed by this Mortgage and the Other Mortgages are security for the
Indebtedness without allocation of any one or more of the parcels or portions thereof to any portion of the Indebtedness. It is specifically covenanted and agreed that Lender may proceed, at the same or different times, to foreclose this Mortgage and the Other Mortgages or any of them, in accordance with the provisions hereof and thereof by any proceedings appropriate in the State of New York or elsewhere, and that no event of enforcement taking place in any state, including, without limiting the generality of the foregoing, any pending foreclosure, judgment or decree of foreclosure, foreclosure sale, rents received, possession taken, deficiency judgment or decrees, or judgment taken on the Note, shall in any way stay, preclude or bar enforcement of this Mortgage and the Other Mortgages or any of them (whether in the State of New York or elsewhere), and that Lender may pursue any or all of its remedies to the maximum extent permitted by law and as provided hereunder and thereunder until all of the Indebtedness now or hereafter secured by any or all of this Mortgage and the Other Mortgages has been paid or discharged in full. No release of any portion of the property now or hereafter subject to the lien of any of this Mortgage and the Other Mortgages shall have any effect whatsoever by way of impairment or disturbance of the lien or priority of this Mortgage and the Other Mortgages on the unreleased property encumbered thereby. Any foreclosure or other appropriate remedy brought in any state may be brought and prosecuted as to any part of the mortgaged security, wherever located, without regard to the fact that foreclosure proceedings or other appropriate remedies have or have not been instituted elsewhere on any other land subject to the lien of this Mortgage and the Other Mortgages or any of them.

         Borrower covenants and agrees with Lender as follows:

1.       Payment of Indebtedness; Performance of Obligations.

         Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.

2.       Taxes and Other Obligations.

         Borrower will pay, or cause to be paid, all taxes, assessments, and other similar charges which are assessed, levied, confirmed, imposed, or which become a lien upon or against the Property or any portion thereof or which become payable with respect thereto or with respect to the occupancy, use or possession of the Property before the same become delinquent, and, if requested by Lender, will promptly deliver to Lender receipts therefor.

         Should Borrower fail to make any of such payments, Lender may, at its option and at the expense of Borrower, pay the amounts due for the account of Borrower. Upon the request of Lender, Borrower shall immediately furnish to Lender all notices of amounts due and receipts evidencing payment. Borrower shall promptly notify Lender of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.

3.       Reserves for Taxes.

         Upon demand by Lender following the occurrence of an Event of Default that has not been cured within any applicable cure period therefor and thereafter, at the time of and in addition to the monthly installments of principal and interest due under the Note, Borrower shall pay to Lender a sum equal to one-twelfth (1/12) of the amount estimated by Lender to be sufficient to pay at least thirty (30) days before they become due and payable, all taxes, assessments and other similar charges levied against the Property (collectively, the "Taxes"). So long as no Event of Default exists hereunder, Lender shall apply the sums to pay the Taxes. These sums may be commingled with the general funds of Lender, and no interest shall be payable thereon nor shall these sums be deemed to be held in trust for the benefit of Borrower. If Lender at any time determines that such amount on deposit is insufficient to fully pay such taxes, Borrower shall, within ten (10) days following notice from Lender, deposit such additional sum as may be required by Lender. On the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. The obligation of Borrower to pay the Taxes is not affected or modified by the provisions of this paragraph.

4.       Use of Property.

         Unless required by applicable law, Borrower shall not permit changes in the use of any part of the Property from the use existing at the time this Mortgage was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

5.       Insurance and Condemnation.

         (a)      Insurance.
                  ---------
         Borrower shall keep the Property insured with such coverage as Lender shall now and hereafter require, including, without limitation, policies (i) insuring the Improvements against fire, lightning, windstorm, civil commotion, vandalism, malicious mischief and other risks insured against by so-called "all causes of loss" forms of policy in amounts equal to one hundred percent (100%) of the replacement costs of the
Improvements (without deduction for depreciation) containing satisfactory replacement costs and mortgagee interest endorsements with co-insurance penalties waived, and Lender shall have the right, but not the duty, to determine from time to time the replacement costs of the Improvements, (ii) covering public liability, (iii) affording such other or additional coverage as from time to time may be requested by Lender. Borrower shall pay, or cause to be paid, all premiums on such policies. The companies issuing such policies, and the amounts, forms, expiration dates and substance of such policy shall be acceptable to Lender and shall contain, in favor of Lender, a standard non-contributory mortgagee clause, or its equivalent, and a mortgagee loss payable endorsement, in form satisfactory to Lender. Borrower will assign and deliver to Lender the original or a certificate satisfactory to Lender together with a photocopy of each policy of insurance required to be maintained pursuant to this section, and all renewals and replacements thereof. Each such policy shall provide that all proceeds shall be payable to Lender, that the same may not be canceled or materially modified except upon thirty (30) days prior written notice to Lender and that no act or thing done by Borrower shall invalidate the policy as against Lender. At all times until the payment in full of the Loan, Lender shall have and hold said policies as further collateral for the payment in full of the Loan and interest thereon and all other amounts evidenced by the Note and performance of the other Obligations.

         Subject to the terms and provisions of any lease of the Property or portion thereof (which lease was in existence on the date hereof), which provisions shall govern, Lender is authorized and empowered: (a) to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks; or (b) to direct Borrower, in writing, to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Lender is authorized to collect any such insurance proceeds. Subject to the leases of the Property or portion thereof (which lease was in existence on the date hereof), such insurance proceeds
(after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) shall be disbursed and applied in accordance with the terms and provisions of the Credit Agreement.

         (b)      Condemnation.
                  ------------
         Borrower hereby assigns, transfers and sets over unto Lender the entire interest of Borrower in the proceeds of any award and any claim for damages for any of the Property (including the Improvements) taken or damaged under the power of eminent domain or by condemnation. Subject to any leases of the Property or portion thereof (which lease was in existence on the date hereof), Lender is authorized to collect any such proceeds, and may, in its sole discretion, elect: (a) to apply the proceeds or the award or claims upon or in reduction of the Loan, whether due or not; or (b) to make those proceeds available to Borrower for repair, restoration, or rebuilding of the
Improvements, in the manner and under the conditions that the Lender may require. Lender shall not be held responsible for any failure to collect any condemnation proceeds regardless of the cause of such failure or for any use by Borrower of such proceeds as Lender may pay over to Borrower.

6.       Preservation and Maintenance of Property.

         Borrower shall keep and maintain the Property, including the Improvements, to be kept and maintained, in good order, condition, and repair. Borrower will not intentionally or materially waste the Property, including the Improvements. Borrower will not cause or permit any excavation, construction, earth work, site work or any other mechanic's lienable work to or for the benefit of any of the Property or the construction of any buildings, structures, or improvements on the Property without the prior written consent of Lender to the proposed construction as well as to the plans and specifications relating thereto, except for tenant improvements and normal repair and maintenance in the ordinary course of business. Without limitation of the foregoing, Borrower will not cause or consent to any instrument or document affecting the Property of which Borrower has knowledge to be recorded without Lender's prior written consent thereto.

         Borrower shall: (a) duly and punctually perform, observe and comply with, or cause the punctual performance, observance and compliance of, all (i) building, zoning, fire, health, disabled persons, environmental, and use laws, codes, ordinances, rules, and regulations, (ii) covenants and restrictions of record, and (iii) easements, which are in any way applicable to the Property or any part thereof or to the construction of any Improvements thereon and the use or enjoyment thereof; (b) not abandon the Property; (c) provide for management of the Property by a property manager reasonably satisfactory to Lender pursuant to a contract in form and substance reasonably satisfactory to Lender; and (d) give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement on the Land except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

7.       Protection of Lender's Security.

         If (a) Borrower fails to pay the Indebtedness or to perform the Obligations, (b) any action or proceeding is commenced which affects or could affect the Property or Lender's interest therein, including any loss, damage, cost, expense or liability incurred by Lender with respect to (i) any environmental matters relating to the Property or (ii) the preparation of the commencement or defense of any action or proceeding or any threatened action or proceeding affecting the Loan Documents or the Property, then Lender, at Lender's option, may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect the Property or Lender's interest therein, including entry upon the Property to take such actions Lender determines appropriate to preserve, protect or restore the Property. Any amounts disbursed by Lender pursuant to this Section 7 (including attorneys' fees, costs and expenses), together with interest thereon at the Default Rate from the date of disbursement, shall become additional Indebtedness of Borrower secured by the lien of this Mortgage and the other Loan Documents and shall be due and payable on demand. Nothing contained in this Section 7 shall require Lender to incur any expense or take any action hereunder.

8.       Inspection.

         Lender shall have the continuous right to conduct on-site inspections of the Property. Lender shall not, during Lender's inspections, unreasonably interfere with any of the tenants and/or the Property. Borrower shall reimburse Lender for all costs and expenses incurred by Lender in connection with such inspections. However, so long as no Event of Default has occurred, Lender shall not conduct any such inspections more than one time per year and Borrower will not be required to reimburse Lender for costs and expenses incurred in connection with more than one annual inspection.

9.       Books and Records.

         Borrower shall keep and maintain (or cause to be kept and maintained) books and records of account in which full, true and correct entries shall be made of all dealings and transactions relative to the Property, including, without limitation, profit and loss statements and rent rolls. Such books and records of account shall be kept and maintained in accordance with generally accepted accounting principles consistently applied except as otherwise disclosed to Lender. Borrower shall maintain correspondence files as part of said books and records and shall deliver to Lender copies of all such correspondence to Lender upon request. Lender, its accountants, and other duly authorized representatives shall have the continuous right, during normal business hours and upon reasonable notice to Borrower, at Borrower's sole cost and expense, to audit, inspect and copy the books and records of Borrower pertaining to the Property and such books and records shall be maintained at a central location. However, so long as no Event of Default has occurred, Lender shall not conduct any such audits more than one time per year, and Borrower will not be required to reimburse Lender for costs and expenses incurred in connection with more than one annual audit of the books and records for the Property. In the event of a foreclosure of this Mortgage, all of Borrower's books, records, contracts, correspondence, Leases and other documents maintained in connection with the Property shall be made available to the successful bidder at the foreclosure sale for inspection and copying for a period of not less than three (3) years following said sale.

10.      Financial Statements.

         Borrower shall furnish to Lender financial statements and other certificates in accordance with and in the time periods set forth in Section 9 of the Credit Agreement.

11.      Environmental Matters.

         (a) Borrower represents and warrants that, to the best of its knowledge, except as previously disclosed to Lender in writing or as contained in the written due diligence reports delivered to Lender by Borrower, there are no, and covenants that there will not be, for so long as any of Borrower's Indebtedness remains outstanding, any "Hazardous Materials" (as hereinafter defined) generated, released, stored, buried or deposited over, beneath, in or upon the Property or on or beneath the surface of adjacent property, except as such Hazardous Materials may be used, stored or transported in connection with the permitted uses of the

Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. For purposes of this Mortgage, "Hazardous Materials" means and includes, without limitation: (i) "hazardous substances," or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.9601 et seq.; or the Hazardous Materials Transportation Act, 49 U.S.C. ss.1802, all as amended and hereafter amended; (ii) "hazardous wastes," as that term is defined by the Resource Conservation and Recovery Act, 42 U.S.C. ss.6902 et seq., as amended and hereafter amended; (iii) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste substance or material, all as amended or hereafter amended; (iv) petroleum products, including, but not limited to, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute) and substances containing hydrocarbons (other than petroleum products which are normally contained in motor vehicles, to the extent that said petroleum products are not released from said motor vehicles) (v) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. ss.2011 et seq., as amended or hereafter amended; (vi) asbestos in any form or condition; and (vii) polychlorinated biphenyls or substances or compounds containing PCBs. Such laws, ordinances and regulations are hereinafter collectively referred to as the "Hazardous Materials Laws".

         (b) Borrower shall, and Borrower shall cause all employees, agents, tenants, contractors and subcontractors of Borrower and any other persons from time to time present on or occupying the Property to, keep and maintain the Property in compliance with, and not cause or knowingly permit the Property to be in violation of, any applicable Hazardous Materials Laws. Neither Borrower nor any employees, agents, tenants, contractors or subcontractors of Borrower or any other persons occupying or present on the Property shall use, generate, manufacture, store or dispose of on, under or about the Property or transport to or from the Property any Hazardous Materials, except as such Hazardous Materials may be used, stored or transported in connection with the permitted uses of the Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

         (c) Borrower shall immediately advise Lender in writing of: (i) any notices received by Borrower (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation of any applicable Hazardous Materials Laws occurring on or about the Property; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (iii) all claims made or threatened by any third party against Borrower or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iv) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any Hazardous Materials Claims.

Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Borrower shall pay to Lender, upon demand, all attorneys' and consultants' fees incurred by Lender in connection therewith.

         (d) Borrower shall be solely responsible for, and shall indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan or otherwise and, subject to the terms of this
Section 11, regardless of by whom caused, whether by Borrower or any predecessor in title or any owner of land adjacent to the Property or any other third party, or any employee, agent, tenant, contractor or subcontractor of Borrower or any predecessor in title or any such adjacent land owner or any third person) of Hazardous Materials on, under or about the Property, which use, generation, storage, release, threatened release, discharge, disposal or presence results from the acts or omissions of Borrower, without limitation: (i) claims of third parties (including governmental agencies) for damages, penalties, losses, costs, fees, expenses, injunctive or other relief; (ii) response costs, clean-up costs, costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency; and (iii) any and all expenses or obligations, including attorneys' fees, costs, and other expenses.

         (e) Borrower hereby represents, warrants and certifies that to the best of its knowledge, except as previously disclosed to Lender in writing or as contained in the written due diligence reports delivered to Lender by Borrower, there are no underground storage tanks located on, under or about the Property that are subject to the notification requirements under Section 9002 of the Solid Waste Disposal Act, as now or hereafter amended (42 U.S.C. ss.6991).

         (f) Lender may, in its sole discretion, require Borrower, at its sole cost and expense, from time to time to perform or cause to be performed, such studies or assessments of the Property, as Lender may deem necessary or appropriate or desirable, to determine the status of environmental conditions on and about the Property, which such studies and assessments shall be for the benefit of Lender and be prepared in accordance with the specifications established by Lender.

12.      Covenants.

         Borrower covenants with Lender:

         (a) to warrant and defend title to the Property against all claims and demands, subject to easements and restrictions set forth in the pro-forma title commitment issued in connection with the Loan and this Mortgage;

         (b) to provide Lender with notice of any litigation, arbitration, or other proceeding or governmental investigation pending or, to Borrower's knowledge, threatened against or relating to Borrower or the Property; and

         (c) to use the proceeds evidenced by the Note solely and exclusively for proper business purposes and not for the purchase or carrying of registered equity securities within the purview and operation of any regulation issued by the Board of Governors of the Federal Reserve System or for the purpose of releasing or retiring any indebtedness which was originally incurred for any such purpose.

13.      Lease.

         Borrower shall not, without Lender's prior written consent, execute, modify, amend, surrender or terminate any Lease other than in the ordinary course of business. Such Leases shall be on the form of lease previously approved by Lender with tenants and for a use acceptable to Lender. All Leases executed or renewed after the date hereof must be approved by Lender prior to the execution thereof by Borrower. Borrower shall not be authorized to enter into any ground lease of the Property without Lender's prior written approval. If Lender consents to any new lease or the renewal of any existing lease, at Lender's request, Borrower shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance satisfactory to Lender. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases. Borrower shall furnish Lender with executed copies of all Leases.

         So long as there shall not have occurred an Event of Default, Borrower shall have the right to collect all Rents, and shall hold the same, in trust, to be applied, in accordance with the terms and provisions of the Note.

14.      Estoppel Certificate.

         Borrower shall within ten (10) days after Lender's request, furnish Lender with a written statement, duly acknowledged, setting forth the sums, according to Borrower's books and records, secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

15. Transfers of the Property or Beneficial Interest in Borrower; Assumption.

         Borrower agrees that Borrower may not, sell, lease (except leases executed in the ordinary course of business and pursuant to the requirements contained herein and in the other Loan Documents), transfer, or in any other way encumber or dispose of all or any of the Property (or any portion thereof or any legal, equitable or other interest therein, including interests pursuant to an installment contract) except as otherwise set forth in the Credit Agreement or otherwise approved by Lender in writing. Except for the interest of Borrower and encumbrances permitted by Lender, there shall be no interests, claims or liens with respect to the Property whether subordinate or superior to the lien of this Mortgage and the other Loan

Documents, except as otherwise approved in the Credit Agreement or by Lender. Ownership interests in Borrower (such as stock, shares and general and limited partnership interests), shall not be permitted to be transferred, sold, assigned or in any other way encumbered or disposed of, and no new ownership interests in Borrower shall be created.

16.      No Additional Liens, Encumbrances or Indebtedness.

         Borrower covenants not to execute any mortgage, security agreement, assignment of leases and rents or other agreement granting a lien against or encumbrance on the Property or take or fail to take any other action which would result in a lien against the Property (except the liens granted to Lender by the Loan Documents) or the interest of Borrower in the Property without the prior written consent of Lender and Borrower further covenants to keep the Property, free and clear of all liens and encumbrances (except the liens granted to Lender by the Loan Documents or unless the same are bonded or insured over in a manner satisfactory to Lender within thirty (30) days of such filing) of every nature or description (whether for taxes or assessments, or charges for labor, materials, supplies or services or any other thing).

         Except as otherwise permitted in the Credit Agreement, Borrower shall not, without Lender's prior written consent, incur additional indebtedness, except that Borrower may incur unsecured trade payables outstanding at any one time in the ordinary course of business.

17.      Borrower and Lien Not Released.

         From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, its successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and without regard to Borrower's breach of any covenant or agreement in any Loan
Document: (i) extend or otherwise modify the terms or the time for payment of the Indebtedness or any part thereof, including the interest rate, amortization period, or payment amount; (ii) release anyone liable on any of said Indebtedness; (iii) accept replacement note or notes therefor; (iv) release from the lien of any Loan Document any part of the Property or take or release other security; (v) consent to any map or plan of the Property; (vi) consent to the granting of any easement; (vii) join in any extension or subordination agreement; and/or (viii) waive or modify any of the Obligations. Any actions taken by Lender pursuant to the terms of this Section 17 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the Indebtedness and to perform the Obligations, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness and shall not affect the lien or priority of this Mortgage.

18.      Uniform Commercial Code Security Agreement.

         (a) This Mortgage shall constitute a security agreement pursuant to the Uniform Commercial Code for any portion of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said Property. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower hereby authorizes and empowers Lender and irrevocably appoints Lender its agent and attorney-in-fact to execute and file, on Borrower's behalf, all financing statements and refilings and continuations thereof as Lender deems necessary or advisable to create, preserve and protect such lien. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without limitation of the foregoing, if an Event of Default occurs, Lender shall be entitled immediately to exercise all remedies available to it under the Uniform Commercial Code.

         (b) Any party to any contract subject to the security interest granted herein shall be entitled to rely on the rights of Lender without the necessity of any further notice or action by Borrower. Lender shall not by reason of this Mortgage or the exercise of any right granted hereby be obligated to perform any obligation of Borrower with respect to any portion of the personal property nor shall Lender be responsible for any act committed by Borrower, or any breach or failure to perform by Borrower with respect to any portion of the personal property.

19.      Events of Default; Acceleration of Indebtedness.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Mortgage:

         (a) failure of Borrower to pay any of the Indebtedness in accordance with the terms and provisions of the Note or the Credit Agreement; or

         (b) failure of Borrower to strictly comply with Sections 5(a), 11, 15 and 16 of this Mortgage; or

         (c) the occurrence of an "Event of Default" under and as defined in any other Loan Document; or

         (d) any statement, report or certificate made or delivered to Lender by Borrower is not materially true and complete at any time; or

         (e) failure of Borrower, within thirty (30) days after notice and demand, to satisfy each and every Obligation not set forth in the subsections above.

Upon the occurrence of an Event of Default at the option of Lender, the Indebtedness shall become immediately due and payable without notice to Borrower and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

20.      Entry; Foreclosure.

         Upon the occurrence of an Event of Default, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Property, or to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower. If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring the delivery to Lender of the Property, and Borrower specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof. Lender shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it or its representatives which was taken or omitted in good faith.

         When the Indebtedness or any part thereof shall become due, whether by acceleration or otherwise, Lender may, either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to: (a) enforce payment of the Note or the performance of any term, covenant, condition or agreement of Borrower under any of the Loan Documents; (b) foreclose the lien hereof for the Indebtedness or part thereof and sell the Property as an entirety or otherwise, as Lender may determine; and/or (c) pursue any other right or remedy available to it under or by the law and decisions of the State in which the Land is located. Notwithstanding any statute or rule of law to the contrary, the failure to join any tenant or tenants of the Property as party defendant or defendants in any foreclosure action or the failure of any such order or judgment to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect (a) the Indebtedness, or any part thereof or (b) any deficiency remaining unpaid after foreclosure and sale of the Property.

         Upon any foreclosure sale, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

21.      Expenditures and Expenses.

         In any action to foreclose the lien hereof or otherwise enforce Lender's rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees, costs and expenses, receivers' fees, costs and expenses, appraisers' fees, engineers' fees, accountants' fees, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title searches and examination, title insurance policies and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any sale which may be had pursuant to an order or judgment the true condition of the title to, or the value of, the Property.

22.      Application of Proceeds of Foreclosure Sale.

         The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied, to any party entitled thereto as their rights may appear.

23.      Appointment of Receiver or Mortgagee in Possession.

         If an Event of Default is continuing or if Lender shall have accelerated the Indebtedness, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice, and without regard to the occupancy or value of any security for the Indebtedness or the insolvency of any party bound for its payment, to the appointment, at its option, of itself as mortgagee in possession, or of a receiver to take possession of and to operate the Property, and to collect and apply the Rents.

24.      After-Acquired Property.

         To the extent permitted by, and subject to, applicable law, the lien of this Mortgage, including without limitation the security interest created under the granting clauses of this Mortgage and Section 18, shall automatically attach, without further act, to all property hereafter acquired by Borrower located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Property or any part thereof.

25.      Future Advances.

         This Mortgage is given to secure not only the existing Indebtedness, but also future advances (whether such advances are obligatory or are made at the option of Lender, or otherwise) made by Lender under the Note or this Mortgage, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but all Indebtedness secured hereby shall in no event exceed five (5) times the aggregate face amount of the Note. Such future advances shall be evidenced by the Note, may be made pursuant to the terms and conditions hereof or of any of the other Loan Documents. The extension of such future advances by Lender to or for the benefit of Borrower shall not extend the Maturity Date and shall be due and payable on demand therefor by Lender or, if no demand is sooner made therefor, on the Maturity Date.

26.      Forbearance by Lender Not a Waiver.

         Any forbearance by Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness, nor shall Lender's receipt of any awards, proceeds or damages under Section 5 hereof operate to cure or waive Borrower's default in payment or sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.

27.      Waiver of Statute of Limitations.

         Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

28.      Waiver of Homestead, Redemption an Prejudgment Remedy.

         Borrower hereby waives all right of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Mortgage, except decree or judgment creditors of Borrower.

29.      Jury Trial Waiver.

         BORROWER AND LENDER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY BORROWER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO THE OTHER TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTION THAT MAY IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL. BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

30.      Venue.

         BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN

THE COUNTY OF NEW YORK, STATE OF NEW YORK. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID
COUNTY AND STATE. BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CORPORATION SERVICE COMPANY, WHOSE ADDRESS IS UNIDIGITAL INC., C/O CORPORATION SERVICE COMPANY, 1013 CENTER ROAD, NEW CASTLE, DELAWARE 19805, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON BORROWER. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, BORROWER SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO BORROWER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

31.      Governing Law; Severability.

         This Mortgage shall be governed by and construed in accordance with the laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Mortgage shall not affect or impair the validity, legality or enforceability of the remainder of this Mortgage, and to this end, the provisions of this Mortgage are declared to be severable.

32.      Notice.

         Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 4:00 p.m. (New York time); provided that a hard copy of such notice is also sent pursuant to clause (c) or (d) below; (c) if by overnight courier, on the first "business day" (as hereinafter defined) after delivery to the courier; or (d) if by U.S. Mail, on the fourth (4th) day after deposit in the mail, postage prepaid, if addressed to the party to whom such notice is intended as set forth below:

Notices to Borrower:             Unidigital, Inc.
                                 545 West 45th Street
                                 New York, New York  10036

                                 Attention:        William E. Dye
                                 Telecopy:         (212) 262-1830
with a copy to:                  Buchanan Ingersoll
                                 500 College Road East
                                 Princeton, New Jersey  08540

                                 Attention:        David J. Sorin, Esq.
                                 Telecopy:         (609) 520-0360

Notices to Lender:               Canadian Imperial Bank of Commerce
                                 425 Lexington Avenue, 3rd Floor
                                 New York, New York  10017

                                 Attention:        William Koslo, Jr.
                                 Telecopy:         (212) 856-3991

with a copy to:                  Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                                 New York, New York  10038

                                 Attention:        Steven N. Cohen, Esq.
                                 Telecopy:         (212) 504-6666

or to either party at such other addresses as such party may designate in a written notice to the other party given in the manner specified herein.

33. Successors and Assigns Bound; Joint and Several Liability; Agents; Captions.

         The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Section 15 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

34.      Release.

         Upon payment of all amounts due and payable under the Note, this Mortgage, the Credit Agreement and the other Loan Documents or upon the sale or transfer of the Property in accordance with the terms of the Credit Agreement, Lender shall release this Mortgage. Borrower shall pay Lender's reasonable costs incurred in releasing this Mortgage and any financing statements related thereto.

35.      Terms.

         As used in the Loan Documents, (i) "business day" means a day when banks are not required to be open or are authorized to be closed in New York, New York; and (ii) the phrase "including" shall mean "including but not limited to" unless specifically set forth to the contrary.

36.      Exculpation.

         This Mortgage and all of Borrower's obligations hereunder are subject to the provisions of the Note entitled Exculpation, which are incorporated herein by this reference.

37.      State Specific Provisions.

         (a) Conflicts. In the event of any inconsistencies between the terms and conditions of Section 37 of this Mortgage and the terms and provisions of the rest of this Mortgage, the terms and provisions of Section 37 of this Mortgage shall control and be binding.

         (b) Commercial Property. Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         (c) Insurance Proceeds. In the event of any conflict, inconsistency or ambiguity between the provisions of Section 5(a) of this Mortgage and the provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of
Section 5(a) hereof shall govern and control.

         (d) Trust Fund. Pursuant to Section 13 of the lien law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement of the Property before using any part of the total of the same for any other purpose.

         (e) Section 291-f Agreement. This Mortgage is intended to be, and shall operate as, the agreement described Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Mortgagor shall (unless such notice is contained in such tenant's Lease) deliver notice of this Mortgage in form and substance acceptable to Lender, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Lender the full protections and benefits of
Section 291-f. Borrower shall request the recipient of any such notice to acknowledge the receipt thereof.

         (f) Maximum Principal Indebtedness. The maximum amount of principal indebtedness secured by this Mortgage at execution or which under any contingency may be secured hereby at any time hereafter is $3,000,000.00 plus all amounts expended by

Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses required to protect and preserve the lien of this Mortgage.

         IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its representatives thereunto duly authorized.


                                  BORROWER:


                                  UNIDIGITAL INC., a Delaware corporation


                                  By:/s/ William E. Dye
                                     -------------------------------------
                                     Name:  William E. Dye
                                     Title:  Chief Executive Officer



STATE OF NEW YORK                       )
                                        )   ss.:
COUNTY OF NEW YORK                      )

                  On the 24th day of March, 1998, before me personally came William E. Dye, to me known, who, being by me duly sworn, did depose and say that he has an address at c/o Unidigital Inc., 545 West 45th Street, New York, New York 10036; that he is the Chief Executive Officer of Unidigital Inc., which corporation executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation on behalf of said corporation.


                                        /s/ Man Wai Lau
                                        ----------------------------------------
                                             Notary Public, State of New York